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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS                           Exhibit 23.1


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements No. 33-67100, No. 33-76640, No. 333-00886, No.
333-56305, No. 333-71115 and No. 333-56307 on Form S-8.




                                                       /s/ ARTHUR ANDERSEN LLP



San Jose, California
September 24, 1999